EXHIBIT 99

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                       WFMBS MORTGAGE LOAN POOL
                  10-YEAR THROUGH 15-YEAR FIXED RATE
                  NON-RELOCATION/RELOCATION MORTGAGES
                         WFMBS SERIES 2003-11
                    Revised POOL PROFILE (8/6/2003)

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                                ---------------------   ----------------------
                                        Bid                   Tolerance
                                ---------------------   ----------------------
AGGREGATE PRINCIPAL BALANCE             $650,000,000               (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                   1-SEP-03
INTEREST RATE RANGE                       4.375-6.00
GROSS WAC                                     5.050%       (+10 BPS/ -10 BPS%)
WEIGHTED AVERAGE SERVICE FEE                  25 BPS
MASTER SERVICING FEE                           1 BPS
WAM (in months)                                  178             (+/- 2 MONTH)

WALTV                                            55%             (MAXIMUM +5%)

CALIFORNIA %                                     56%             (MAXIMUM 56%)

AVERAGE LOAN BALANCE                        $485,000        (MAXIMUM $525,000)
LARGEST INDIVIDUAL LOAN BALANCE           $1,500,000      (MAXIMUM $1,500,000)

CASH-OUT REFINANCE %                             14%            (MAXIMUM  +5%)

PRIMARY RESIDENCE %                              96%             (MINIMUM -5%)

SINGLE-FAMILY DETACHED %                         95%             (MINIMUM -5%)

FULL DOCUMENTATION %                             52%             (MINIMUM -5%)

UNINSURED > 80% LTV %                          0.02%             (MAXIMUM +1%)

WA FICO                                          740             (MINIMUM -10)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

               Estimated WAC Dispersion

                            UPB    Wam
        4.875%             $387    117
        5.625%             $458    117
        4.500%           $2,479    180
        4.625%           $6,916    180
        4.750%         $142,924    180
        4.875%         $165,901    179
        5.000%         $123,733    179
        5.125%          $86,915    179
        5.250%          $53,816    180
        5.375%          $31,426    179
        5.500%          $29,503    177
        5.625%          $21,645    177
        5.750%           $2,087    178
        5.875%           $1,487    176

                       $669,677

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-11
                         Revised POOL PROFILE (8/6/2003)
                               PRICING INFORMATION
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RATING AGENCIES                              TBD BY WELLS FARGO

PASS THRU RATE                                            4.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                      2.04%

PRICING DATE                                                TBD

FINAL STRUCTURE DUE DATE                              12-SEP-03          9:00 AM

SETTLEMENT DATE                                       29-SEP-03

ASSUMED SUB LEVELS                                          AAA          1.200%
                                                             AA            TBD
                                                              A            TBD
                                                            BBB            TBD
                                                             BB            TBD
                                                              B            TBD

                                            Note: AAA Class will be rated by two
                                            rating agencies. AA through B
                                            Classes will be rated by one rating
                                            agency.



WFASC SECURITIZATION PROGRAM AS FOLLOWS:

1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.

2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

4)    WELLS FARGO BANK MINNESOTA, N.A. WILL ACT AS CUSTODIAN.

5) NO FLOATING RATE INTEREST-ONLY STRIPS WILL BE DESCRIBED AS FIXED RATE (NORMALIZED I/O'S)
* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-11. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                 Brad Davis (301) 846-8009
                                               Mike Miller (301) 815-6397
                                               Gretchen Markley (301) 846-8356

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
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                                                           WFASC Denomination Policy
------------------------------------------------------------------------------------------------------------------------------


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                                                               Minimum                  Physical                  Book Entry
Type and Description of Certificates                           Denomination (1)(4)      Certificates              Certificates
------------------------------------------------------------------------------------------------------------------------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters,
NAS, Non-complex components (subject to reasonable
prepayment support)                                             $25,000                 Allowed                     Allowed

Companion classes for PAC, TAC, Scheduled Classes              $100,000                 Allowed                     Allowed

Inverse Floater (Including Leveraged), PO, Subclasses
of the Class A that provide credit protection to the
Class A, Complex multi-component certificates                  $100,000                 Allowed                     Allowed

Notional and Nominal Face IO                                      (2)                   Allowed                     Allowed

Residual Certificates                                             (3)                   Required                    Not Allowed

All other types of Class A Certificates                           (5)                     (5)                        (5)


Class B (Investment Grade)                                     $100,000                 Allowed                     Allowed
Class B (Non-Investment Grade)                                 $250,000                 Required                    Not Allowed


(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.